Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO
TITLE 18, UNITES STATES CODE, SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Joseph B. Nester, Chief Financial Officer of Nerium Biotechnology, Inc. (the "Company"), certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350 that; The financial statements  for the years –ended December 31, 2007, 2008 and 2009 and the interim financial statements for the three months ended June 30, 2010, included in this Form 20-F Registration Statement, fully comply with the requirements of Section 13(a) or 15(d) of the Securties Act of 1934 (15 U.S.C. 78m(a) or 78o(d); and the information contained in this Registration Statement fairly presents, I all material respects, the financial condition and results of operations of the Company.

Date: October 5, 2010

/s/Joseph B. Nester
Joseph B. Nester, Chief Financial Officer